                                                                      EXHIBIT 23

                                   EXHIBIT 23
                          CONSENT OF MCCARTER & ENGLISH







November 14, 2000




Ladies and Gentlemen:

         We consent to the incorporation by reference of the reference to our firm in the "Contingencies" section of the Company's report on Form 10-Q for the quarter ended September 30, 2000.




                                                   Very truly yours,




                                                   /s/ McCarter & English
                                                   -----------------------------
                                                   McCarter & English